UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 5, 2015
TESORO LOGISTICS LP
(Exact name of registrant as specified in its charter)

Delaware	1-35143	27-4151603
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

19100 Ridgewood Pkwy San Antonio, Texas	78259-1828
(Address of principal executive offices)	(Zip Code)

(210) 626-6000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

Tesoro Logistics LP (the “Partnership”) on August 5, 2015, issued a press release (the “Press Release”) announcing financial results for the second quarter ended June 30, 2015. The Press Release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information above is being furnished, not filed, pursuant to Item 2.02 of Form 8-K.  Accordingly, the information in Item 2.02 of this Current Report, including the Press Release, will not be incorporated by reference into any registration statement filed by the Partnership under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated by reference.

Item 7.01	Regulation FD Disclosure.

Financial information supplemental to the second quarter earnings conference call is available on the Partnership’s website at www.tesorologistics.com. The conference call is scheduled on August 6, 2015 at 11:00 a.m. CT. The financial information supplemental to the conference call is filed as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

The information above is being furnished, not filed, pursuant to Item 7.01 of Form 8-K. Accordingly, the information in Item 7.01 of this Current Report, including the Slide Presentation, will not be incorporated by reference into any registration statement filed by the Partnership under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated by reference.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.

99.1	Press release announcing second quarter financial results issued on August 5, 2015 by Tesoro Logistics LP.

99.2	Slide Presentation dated August 5, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: August 5, 2015

TESORO LOGISTICS LP
By:	Tesoro Logistics GP, LLC
Its general partner

By:	/s/ STEVEN M. STERIN
Steven M. Sterin
Vice President and Chief Financial Officer

Index to Exhibits

Exhibit Number	Description of the Exhibit

99.1	Press release announcing second quarter financial results issued on August 5, 2015 by Tesoro Logistics LP.

99.2	Slide Presentation dated August 5, 2015.

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